UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008 (January 17, 2008)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 17, 2008, Spectra Energy Corp presented its 2008 outlook and financial plan to analysts and investors and issued a news release regarding the information presented. Some of the financial information contained in the presentation and the press release relates to the 2007 fiscal year. A copy of the presentation is attached hereto as Exhibit 99.1 and a copy of the news release is attached hereto as Exhibit 99.2. The information in Exhibits 99.1 and 99.2 is being furnished pursuant to this Item 2.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1    Spectra Energy Corp 2008 Outlook and Financial Plan, dated January 17, 2008

99.2    Press Release of Spectra Energy Corp, dated January 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ William S. Garner, Jr.
William S. Garner, Jr. Group Executive, General Counsel and Secretary

Date: January 18, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Spectra Energy Corp 2008 Outlook and Financial Plan, dated January 17, 2008

99.2	Press Release of Spectra Energy Corp, dated January 17, 2008